UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2005

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2002 Papa Johns Boulevard Louisville, Kentucky 40299-2334
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On January 26, 2005, Papa John’s International, Inc. announced the hiring of three new officers to support its growth plans:  Grant Miller has joined the company as Managing Director, International; Tim O’Hern has rejoined the company as Senior Vice President, Development; and Glenn West has joined the company as Vice President, Information Services and eCommerce.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description

99.1	Papa John’s International, Inc. press release dated January 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date: January 28, 2005	/s/ J. David Flanery
J. David Flanery
Senior Vice President and
Chief Financial Officer